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Exhibit 10.7

Execution Date City and Date	Bogotá D. C. the 29th of August of 2014
Addendum No. 1	Crude Oil Transportation Agreement - DC - 018 - 2013

SENDER	PETROLIFERA PETROLEUM (COLOMBIA) LIMITED
NIT	900.139.306-1

OPERATOR	CENIT TRANSPORTE Y LOGÍSTICA DE HIDROCARBUROS S. A. S
NIT	900.531.210 - 3

PURPOSE	Service of transportation of liquid hydrocarbons on the Orito - Tumaco Pipeline (OTA)

This Addendum No. 1 to the Contract for the Transportation of Crude Oil on the Orito - Tumaco Pipeline entered into ton the 31st of August of 2013 (the “Agreement”), is entered into on the 29th day of the month of August of 2014 (“Execution Date”) by:

(1)
CENIT TRANSPORTE Y LOGÍSTICA DE HIDROCARBUROS S. A. S., s a Colombian commercial simplified shares’ company, domiciled in the city of Bogotá, incorporated by private document of the 15th of June of 2012 and registered in the commercial record on the same date, with commercial registration number No. 02224959 (hereinafter, “CENIT” or the Transporter”), legally represented by Eugenio Gómez Hoyos, identified with the Colombian I. D. Card No. 79.121.780 of Fontibón acting in his capacity as General Attorney by virtue of the power of attorney granted by public deed No. 1910 of the 3rd of July of 2013 of Notary 51 of the city of Bogotá representative duly empowered to enter into this act; and

(2)
PETROLIFERA PETROLEUM (COLOMBIA) LIMITED, a company organized and existing according to the laws of Cayman Islands acting through its Colombian branch domiciled in Bogotá, established by public deed number 1682 of the 2nd of March of 2007 before the 6th Notary of the city of Bogotá (the “SENDER”) legally represented by MANUEL BUITRAGO VIVES, of legal age, domiciled in the city of Bogotá, identified with Colombian I. D. Card No. 72.191.666 of Barranquilla and by ALEJANDRA ESCOBAR HERRERA, of legal age, domiciled in the city of Bogotá, identified with Colombian I. D. Card No. 52.646.943 of Usaquén, acting in their capacity as Legal Representatives, duly empowered to enter into this agreement, as can be verified in the respective Certificate of Existence and Incumbency,

CENIT and the SENDER may also be individually called a “Party” or collectively the “Parties”.

This Addendum No. 1 to the Agreement his entered into after the following:

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CONSIDERATIONS

1.
Whereas, the Agreement, according to the terms set forth in it, was executed by the Parties on the 31st of August of 2013 and it is in full force, according to the terms initially agreed in it, until the 30th of August of 2014.

2.	Whereas, the purpose of the Agreement is the provision of the Service of Transportation of Crude Oil Owned by the SENDER on the Orito – Tumaco Pipeline owned by CENIT (the “Pipeline”).

3.
Whereas, according to the provisions of Section 4.02 of the Agreement, the Parties may extend the Term for the Provision of the Service by executing a document before the date of termination of the Agreement.

4.
Whereas, the Parties have expressed their interest on extending the Term for the Provision of the Service in the Agreement for a period of three (03) months as from the 31st of August of 2014, namely until the 30th of November of 2014

5.
Whereas, the Parties have also agreed to amend Clause 5 of the Agreement, in sections 5.04 - Payment and Invoicing and 5.06 - Adjustments to the Invoicing of the Service, in order to adjust the terms and conditions related to the Representative Market Rate (TRM) applicable to the payment in Colombian pesos of the Fee for the provision of the Service.

6.
Whereas because of the extension of the term of the Agreement made by virtue of this Addendum No. 1, it is necessary for the SENDER to amend and submit duly adjusted, the Guarantee furnished to CENIT in the terms set forth in the Agreement, for the same to comprise and cover the period fir which this Addendum No. 1 extends the term of the Agreement.

7.	Whereas, by virtue of the foregoing considerations the Parties enter into this Addendum No. 1 to the Agreement, which will be governed by the clauses set forth below.

CLAUSES

FIRST - EXTENSION - The Parties agree to extend the Term for the Provision of the Service for an additional term of three (03) months, namely until the thirtieth (30th) of November of 2014.

SECOND: – Amendment of Clause 5, sections 5.04 - Amount and Terms of Payment of the Service and 5.06 – Adjustments in the Invoicing of the Service, which shall now read as follows:

“Section 5.04 - Payment and Invoicing:

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(a)
Modality, Frequency and Term for the Payment: The SENDER irrevocably and unconditionally agrees to: (i) pay the Fee for the Service under the modality of Use and Pay established in this Agreement, on a monthly basis, within thirty (30) days after the date in which CENIT issues the invoice for the provision of the Service.

(b)
Currency of Payment: The payments will be made in Colombian pesos. The amount payable will be determined based on the Service Fee certified in dollars and it will be calculated using the official Representative Market Rate (TRM) certified by the Financial Superintendence of the first day of the month of provision of the Services.

(c)	Place of Payment: The SENDER must make the payment by bank deposit or transfer into any of the bank accounts that CENIT, as the holder, informs to the SENDER in each invoice.

(d)
Invoicing: CENIT will send to the SENDER no later than on the twentieth (20th) day of each Month of Operation, the invoice with the amount that the SENDER must pay for the Service based on the nomination made by the SENDER and accepted by CENIT for the respective Month of Operation.”

“Section 5.06 - Adjustments of the Invoicing of the Service:

(a)
CENIT will make adjustments to the invoicing based on the “Gross Standard Volume”, reported in the CVC’s transportation sheet of each Pipeline and certified by the independent inspector at the Pipeline’s Point of Entry.

(b)
CENIT will make adjustments to the invoicing based on the volumes invoiced and on the volumes actually transported. If as a result of the adjustment mentioned in this item it is established that the SENDER paid in excess for the Service, CENIT will compensate the SENDER generating a credit note for the excess amounts paid in favor of the SENDER to be credited in the invoicing issued for the services provided under this Agreement or under other agreements between the SENDER and CENIT. In case that the Term for the Provision of the Service under this Agreement has ended or if there are no other contractual relationships between CENIT and the SENDER, CENIT will pay back the excess amount charged within thirty (30) business Days after the acknowledgement by CENIT. If, on the contrary, as a result of the adjustment the subject matter of this Section it is established that the SENDER paid an amount lower than the one that would correspond for the volumes actually transported, CENIT will issue the respective adjustment invoice, which will be paid by the SENDER within thirty (30) Days after the date of issuance thereof, using the TRM of the first day of provision of the Service to which the adjustment corresponds; the TRM must be duly certified by the Financial Superintendence or the entity that takes its place.”

THIRD - GUARANTEE: THE SENDER, in a term of no more than ten (10) calendar days as from the Date of Execution Date of this Addendum No. 1 to the Agreement, agrees to apply for, obtain and deliver to CENIT the amendment on the Guarantee granted under the Agreement adjusting its term and amount according to the extension of the Term for the Provision of the Service agreed in this Addendum No. 1, in the terms and conditions set forth in the Sixth Clause of The Agreement.

FOURTH – COPE OF THIS ADDENDUM: This Addendum No. 1 to the Agreement is not a novation thereof, as it is in full force and effect excepting for what was expressly amended by virtue of this Addendum No. 1. In case of contradiction between the provisions of the Agreement and the provisions of this Addendum

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No. 1, or faced with a void or inconsistency, the Parties, by virtue of the principle of good faith and using their best efforts, commit to readjust it or to carry out any acts that may be necessary for its correct compliance.

This Addendum is perfected with the signature of the Parties on the twenty ninth (29th) day of the month of August of 2014.

CENIT

/s/ Eugenio Gomez Hoyos
EUGENIO GÓMEZ HOYOS
C.C. No. 79.121.780 of Fontibón
General Attorney

THE SENDER

/s/ Manuel Buitrago
MANUEL BUITRAGO
C.C. 72.191.666
Legal Representative

/s/ Alejandra Escobar Herrera
ALEJANDRA ESCOBAR HERRERA
C.C. 52.646.943 of Bogotá
Legal Representative

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Fecha de Firma Ciudad y Fecha	Bogotá D.C. 29 de agosto de 2014
Otrosí No. 1	Contrato DC-Contrato de Transporte de Crudo-018-2013

REMITENTE	PETROLIFERA PETROLEUM (COLOMBIA) LIMITED
NIT	900.139.306-1

OPERADOR	CENIT TRANSPORTE Y LOGÍSTICA DE HIDROCARBUROS S.A.S
NIT	900.531.210-3

OBJETO	Servicio de transporte de hidrocarburos líquidos por el Oleoducto Orito-Tumaco (OTA)

Este Otrosí No. 1 al Contrato de Transporte de Crudo por el Oleoducto Orito - Tumaco celebrado el 31 de agosto de 2013 (el “Contrato”), se suscribe a los 29 días del mes de agosto de 2014 (“Fecha de Firma”) por:

(3)
CENIT TRANSPORTE Y LOGÍSTICA DE HIDROCARBUROS S.A.S., sociedad colombiana de naturaleza mercantil, del tipo de las sociedades por acciones simplificada, con domicilio en la ciudad de Bogotá, constituida mediante documento privado de junio 15 de 2012 e inscrita en el registro mercantil en la misma fecha, con matrícula mercantil No. 02224959 (“CENIT” o el “Transportador”), representada legalmente por Eugenio Gómez Hoyos, mayor de edad, domiciliado en la ciudad de Bogotá, identificado con la cédula de ciudadanía No. 79.121.780 de Fontibón, quien actúa en su condición de Apoderado General en virtud del poder conferido mediante Escritura Pública No. 1910 de julio 3 de 2013 de la Notaría 51 del Círculo de Bogotá, debidamente facultado para la celebración de este acto; y

(4)
PETROLIFERA PETROLEUM (COLOMBIA) LIMITED, sociedad constituida y organizada de conformidad con las leyes de las Islas Cayman, actuando a través de sucursal debidamente establecida en Colombia mediante escritura pública número 1682 de marzo 2 de 2007 otorgada en la Notaría 6ª del Círculo de Bogotá (el “REMITENTE”), representada legalmente por MANUEL BUITRAGO, mayor de edad, domiciliado en la ciudad de Bogotá, identificado con la cédula de ciudadanía No. 72.191.666 de Barranquilla y por ALEJANDRA ESCOBAR HERRERA, mayor de edad, domiciliada en la ciudad de Bogotá, identificada con la cédula de ciudadanía No 52.646.943 de Usaquén, quienes actúan en su condición de Representantes Legales, debidamente facultados para la celebración de este acto conforme se puede verificar en el Certificado de Existencia y Representación Legal respectivo,

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CENIT y el REMITENTE también podrán ser denominados individualmente como la “Parte” o conjuntamente como las “Partes”.

El presente Otrosí No. 1 al Contrato, se suscribe previas las siguientes:

CONSIDERACIONES

8.
Que el Contrato, conforme los términos en él previstos, fue ejecutado por las Partes el 31 de agosto de 2013 y se encuentra en vigencia, conforme el término de duración inicialmente pactado, hasta el día 30 de agosto de 2014.

9.	Que el objeto del Contrato consiste en la prestación del Servicio de Transporte de Crudo de Propiedad del REMITENTE por el Oleoducto Orito – Tumaco, propiedad de CENIT. (el “Oleoducto”).

10.
Que de conformidad con lo dispuesto en la Sección 4.02 del Contrato, las Partes podrán prorrogar el Plazo de Prestación del Servicio mediante la suscripción de un documento con anterioridad a la fecha de terminación del Contrato.

11.
Que las Partes han manifestado su interés en extender el Plazo de Prestación del Servicio del Contrato, por un término de tres (03) meses contados a partir del 31 de agosto de 2014, es decir hasta el 30 de noviembre de 2014

12.
Que, adicionalmente las Partes han acordado modificar la Cláusula 5 del Contrato, en sus secciones 5.04 - Pago y Facturación y 5.06 - Ajustes en la Facturación por Servicio, con el objeto de ajustar los términos y condiciones relacionados con la Tasa Representativa del Mercado (TRM) aplicable al pago en pesos colombianos de la Tarifa por la prestación del Servicio.

13.
Que, con ocasión de la extensión a la vigencia del Contrato que se pacta en virtud del presente Otrosí No. 1, es necesario que el REMITENTE modifique y entregue debidamente ajustada la Garantía otorgada a CENIT en los términos previstos en el Contrato a fin de que la misma comprenda y ampare el periodo por el cual este Otrosí No. 1 extiende la vigencia del Contrato.

14.	Que en virtud de las anteriores consideraciones las Partes celebran el presente Otrosí No. 1 al Contrato el cual se regirá por las cláusulas que se establecen a continuación.

CLÁUSULAS

PRIMERA: - PRÓRROGA- . PRÓRROGA- . Las Partes acuerdan en prorrogar el Plazo de Prestación del Servicio por un término de tres (03) meses adicionales al término de duración inicialmente convenido, esto es hasta el día treinta (30) de noviembre de 2014.

SEGUNDA – Modificación de la Cláusula 5 en sus secciones 5.04 de Valor y Forma de Pago del Servicio y 5.06 Ajustes en la Facturación por Servicio, la cual quedará así:

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“Sección 5.04 Pago y Facturación:

(e)
Modalidad, Periodicidad y Plazo para el Pago: El REMITENTE se obliga irrevocable e incondicionalmente a: (i) pagar la Tarifa por el Servicio bajo la modalidad Utilice y Pague establecida en este Contrato, en forma mensual, dentro de los treinta (30) Días siguientes a la fecha en que CENIT emita la factura por la prestación del Servicio.

(f)
Moneda de Pago: Los pagos serán realizados en pesos colombianos. El valor de pago se determinará tomando como base la Tarifa del Servicio correspondiente en dólares y se liquidará a la Tasa Representativa del Mercado (TRM) oficial certificada por la Superintendencia Financiera del primer día del mes de prestación de Servicio.

(g)	Lugar del Pago: El REMITENTE deberá efectuar el pago mediante consignación o transferencia en cualquiera de las cuentas bancarias que CENIT, como su titular, le indique al REMITENTE en cada factura.

(h)
Facturación: CENIT enviará al REMITENTE a más tardar el día veinte (20) de cada Mes de Operación, la factura con la cantidad que el REMITENTE debe pagar por concepto del Servicio con base en la nominación realizada por el REMITENTE y aceptada por CENIT para el Mes de Operación respectivo.”

“Sección 5.06 Ajustes en la facturación por Servicio:

(c)
CENIT realizará ajustes a la facturación con base en los volúmenes “Gross Standard Volume”, reportados en la hoja de transporte de la CVC de cada Oleoducto y certificados por el inspector independiente en el Punto de Entrada del Oleoducto.

(d)
CENIT realizará ajustes a la facturación con base en los volúmenes facturados y los volúmenes efectivamente transportados. Si como resultado del ajuste a que se refiere este numeral se establece que el REMITENTE pagó en exceso por el Servicio, CENIT compensará al REMITENTE generando una nota crédito por los montos pagados en exceso a favor del REMITENTE a ser acreditada en la facturación emitida por concepto de servicios prestados bajo este o bajo otros contratos entre el REMITENTE y CENIT. En caso de que el Plazo de Prestación del Servicio bajo el presente Contrato hubiera concluido o no exista otra relación contractual entre CENIT y el REMITENTE, CENIT devolverá el valor cobrado en exceso dentro de los treinta (30) días hábiles siguientes al reconocimiento por parte de CENIT. Si por el contrario, como resultado del ajuste al que se refiere esta sección se establece que el REMITENTE pagó un monto menor al que correspondería por concepto de volúmenes efectivamente transportados, CENIT emitirá la correspondiente factura de ajuste, la cual deberá ser cancelada por el REMITENTE dentro de los treinta (30) Días siguientes a la fecha de emisión de la misma, utilizando la TRM del primer día de mes de prestación del Servicio al cual corresponde el ajuste, la TRM debe estar certificada por la Superintendencia Financiera o entidad que haga sus veces.”

TERCERA GARANTÍA: El REMITENTE, en un plazo no mayor a diez (10) días calendario contados a partir de la Fecha de Firma del presente Otrosí No. 1 al Contrato se obliga a tramitar, obtener y entregar a CENIT la modificación de la Garantía otorgada bajo el Contrato ajustándola en su vigencia y monto de conformidad con la extensión del Plazo de Prestación del Servicio acordada mediante el presente Otrosí No. 1, en los términos y condiciones establecidos en la Cláusula Sexta del Contrato.

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CUARTAO – ALCANCE DEL PRESENTE OTROSI: El presente Otrosí No.1 al Contrato no constituye novación del mismo el cual se encuentra en vigencia, excepto por lo expresamente modificado en virtud de este Otrosí No.1. En caso de contradicción entre lo establecido en el Contrato y lo previsto en el presente Otrosí No. 1, o ante la existencia de un vacío o inconsistencia, las Partes, en virtud del principio de la buena fe y empleando sus mejores esfuerzos, se obligan a reajustarlo o a realizar los actos que sean necesarios para su correcto cumplimiento.

El presente Otrosí se perfecciona con su suscripción por las Partes a los veintinueve (29) días del mes de Agosto de 2014

CENIT

/s/ Eugenio Gomez Hoyos
EUGENIO GÓMEZ HOYOS
C.C. No. 79.121.780 of Fontibón
General Attorney

EL REMITENTE

/s/ Manuel Buitrago
MANUEL BUITRAGO
C.C. 72.191.666
Legal Representative

/s/ Alejandra Escobar Herrera
ALEJANDRA ESCOBAR HERRERA
C.C. 52.646.943 of Bogotá
Legal Representative

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